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                                                                   EXHIBIT 10.27

                                      NOTE

                                                   Winston-Salem, North Carolina
                                                               November 17, 1993

         FOR VALUE RECEIVED, the undersigned (hereinafter referred to as the "Debtor") promises to pay to the order of KRISPY KREME DOUGHNUT CORPORATION, a North Carolina corporation ("Krispy Kreme"), at its offices at 1814 Ivy Avenue, Winston-Salem, North Carolina, or at such other places as the holder of this Note may designate, in lawful money of the United States of America and in immediately available funds the principal sum of
______________________________________________________________________________
with interest upon unpaid principal from the date hereof payable on each interest at the rate of five percent (5%) per annum. This note shall bear interest at the maximum legal rate after maturity.

         Principal payments due under this Note shall be payable in annual installments as follows:



Interest in arrears shall be payable at the same time as the principal payments.

         The Debtor shall be entitled to prepay any amounts of the principal at any time outstanding, but any such prepayment shall be applied to the payments then due in inverse order of maturity.

         The Debtor waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. Failure of the holder to exercise any right hereunder shall not constitute a waiver of the right to later exercise same. The Debtor agrees to pay to the holder of this Note all costs and expenses, including, without limitation, court costs and attorneys' fees and expenses, as are



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incidental to the enforcement of any of the provisions hereof and the collection of the indebtedness evidenced hereby.

         The granting, without notice, of any extension of time for the payment of any sum or sums due hereunder shall in no way release or discharge the liability of the Debtor, any endorsers, or any guarantors.

         If any payment on this Note becomes due and payable on a Saturday, Sunday or other day on which commercial banks in the State of North Carolina are authorized or required by law to close, the maturity thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension.

         If the Debtor fails to make any payments of principal or interest on the due date, whether by acceleration or otherwise, the balance of this Note will bear interest, at the option of Krispy Kreme or the holder thereof, at the highest rate then allowed by law.

         Payment of this Note is unsecured.

         Whenever in this Note there is a reference made to either Krispy Kreme or the Debtor, such reference shall be deemed to include a reference to the successors and assigns or heirs, executors and administrators, as the case may be, of said parties. The provisions of this Note shall be binding upon, and shall inure to the benefit of, said successors and assigns, or heirs, executors or administrators, as applicable.

         If this Note is referred to an attorney for collection, the Debtor agrees to pay all of Krispy Kreme's costs of collection, including reasonable attorneys' fees.

         This Note shall be governed as to validity, enforcement, interpretation, construction, effect and in all other respects in accordance with the laws and decisions of the State of North


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Carolina. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such or the provisions of this Note.

         IN WITNESS WHEREOF, the Debtor has executed this note on the day and year set forth above.



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